UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 8, 2013

Acorda Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	420 Saw Mill River Road, Ardsley, NY	10502
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On July 8, 2013, Acorda Therapeutics, Inc. (“Acorda”) completed the acquisition from NeurogesX, Inc. (“NeurogesX”) of certain assets, including: Qutenza ®, which is approved by the U.S. Food and Drug Administration (FDA) for the management of neuropathic pain associated with postherpetic neuralgia; and NP-1998, a Phase 3 ready, prescription strength capsaicin topical solution, being assessed for the treatment of neuropathic pain. NP-1998 was previously referred to as NGX-1998.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on Form 8-K filed by Acorda with the Securities and Exchange Commission on July 9, 2013 to include the financial statements of NeurogesX and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The audited Consolidated Financial Statements of NeurogesX as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, is filed herewith as Exhibits 99.2 and is incorporated in this Item 9.01(a) by reference.

The unaudited Condensed Consolidated Financial Statements of NeurogesX as of June 30, 2013 and December 31, 2012 and for each of the six-month periods ended June 30, 2013 and 2012, respectively, is filed herewith as Exhibits 99.3 and is incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2013 and Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve-month period ended December 31, 2012 and the six-month period ended June 30, 2013 and explanatory notes relating to Acorda's acquisition of NeurogesX is filed herewith as Exhibits 99.4 and is incorporated in this Item 9.01(b) by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP – Independent Registered Accounting Firm of NeurogesX, Inc.
99.2	Audited Consolidated Financial Statements of NeurogesX, Inc. as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012.
99.3	Unaudited Condensed Consolidated Financial Statements of NeurogesX, Inc. as of June 30, 2013 and December 31, 2012 and for the six-month periods ended June 30, 2013 and 2012.
99.4
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2013 and Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve-month period ended December 31, 2012 and the six-month periods ended June 30, 2013 and explanatory notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

September 18, 2013	By:	/s/David Lawrence
Name: David Lawrence
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP – Independent Registered Accounting Firm of NeurogesX, Inc.
99.2	Audited Consolidated Financial Statements of NeurogesX, Inc. as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012.
99.3	Unaudited Condensed Consolidated Financial Statements of NeurogesX, Inc. as of June 30, 2013 and December 31, 2012 and for the six-month periods ended June 30, 2013 and 2012.
99.4
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2013 and Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve-month period ended December 31, 2012 and the six-month periods ended June 30, 2013 and explanatory notes.